VOYA FUNDS TRUST

Voya GNMA Income Fund

(the “Fund”)

Supplement dated January 31, 2020

to the Fund’s Class A, Class C, Class I, Class T,

and Class W shares Prospectus (the “Prospectus”),

dated July 31, 2019

On January 24, 2020, the Board of Trustees of Voya Funds Trust approved reductions with respect to the Fund’s management fee, sub-advisory fee, and expense limits, effective January 1, 2020.

Effective January 1, 2020, the Fund’s Prospectus is revised as follows:

1.	The section entitled “Annual Fund Operating Expenses” in the summary section of the Fund’s Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	T	W
Management Fees	%	0.45	0.45	0.45	0.45	0.45
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.25	None
Other Expenses	%	0.15	0.15	0.14	0.15	0.15
Total Annual Fund Operating Expenses	%	0.85	1.60	0.59	0.85	0.60
Waivers and Reimbursements[3]	%	(0.01)	(0.01)	(0.05)	(0.01)	(0.01)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.84	1.59	0.54	0.84	0.59

[1]	A contingent deferred sales charge applies to shares purchased without an initial sales charge, as part of an investment of $500,000 or more, and redeemed within 6 months of purchase.

[2]	Expense information has been restated to reflect current contractual rates.

[3]	The adviser is contractually obligated to limit expenses to 0.84%, 1.59%, 0.54%, 0.84% and 0.59% for Class A, Class C, Class I, Class T, and Class W shares, respectively, through August 1, 2021. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.

2.	The table in the section entitled “Expense Example” in the summary section of the Fund’s Prospectus is deleted and replaced with the following:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$334	513	709	1,272
C	Sold	$262	504	870	1,899
	Held	$162	504	870	1,899
I	Sold or Held	$55	184	324	733
T	Sold or Held	$334	513	709	1,272
W	Sold or Held	$60	191	334	749

3.	The table and footnotes in the sub-section entitled “Management of the Funds – Management Fee” of the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Management Fees
Voya Floating Rate Fund	0.65%
Voya GNMA Income Fund[1]	0.57%
Voya High Yield Bond Fund	0.61%
Voya Intermediate Bond Fund	0.27%
Voya Short Term Bond Fund[2]	0.45%
Voya Strategic Income Opportunities Fund	0.50%

[1]	Effective January 1, 2020, the Adviser receives an annual advisory fee equal to the following as a percentage of the Fund’s average daily net assets: 0.45% on the first $1 billion of assets, 0.43% on the next $500 million of assets, and 0.41% on assets over $1.5 billon. Prior to January 1, 2020, the Adviser received an annual advisory fee equal to the following as a percentage of the Fund’s average daily net assets: 0.57% on the first $1 billion of assets, 0.50% on the next $500 million of assets, and 0.45% on assets over $1.5 billion.

[2]	Effective July 31, 2019, the Adviser receives an annual advisory fee equal to 0.25% of the Fund’s average daily net assets. Prior to July 31, 2019, the Adviser received an annual advisory fee equal to 0.45% of the Fund’s average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA FUNDS TRUST

Voya GNMA Income Fund

(the “Fund”)

Supplement dated January 31, 2020

to the Fund’s Class A, Class C, Class I, Class T, and Class W shares

Statement of Additional Information (the “SAI”),

dated July 31, 2019

On January 24, 2020, the Board of Trustees of Voya Funds Trust approved reductions with respect to the Fund’s management fees, sub-advisory fees, and expense limits, effective January 1, 2020.

Effective January 1, 2020, the Fund’s SAI is revised as follows:

1.	The line item with respect to the Fund in the table of the sub-section entitled “Adviser – Management Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Annual Management Fee
Voya GNMA Income Fund

0.45% on the first $1 billion of the Fund’s average daily net assets;

0.43% on next $500 million of the Fund’s average daily net assets; and

0.41% of the Fund’s average daily net assets in excess of $1.5 billion.

2.	The line item with respect to the Fund in the table of the sub-section entitled “Sub-Adviser – Sub-Advisory Fees” of the Fund’s SAI is deleted and replaced with the following:

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya GNMA Income Fund	Voya IM

0.2025% on the first $1 billion of the Fund’s average daily net assets;

0.1935% on the next $500 million of the Fund’s average daily net assets; and

0.1845% of the Fund’s average daily net assets in excess of $1.5 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE